                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                              -------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  April 8, 1997
                                          -------------


                         AMERITRUCK DISTRIBUTION CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


DELAWARE                                           33-99716                            75-2619368
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(State or Other Jurisdiction of           (Commission File Number)  (I.R.S. Employer Identification No.)
 Incorporation)
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                        CITY CENTER TOWER II, SUITE 1101
                301 COMMERCE STREET, FORT WORTH, TX  76102-5384
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                     Address of principal executive offices


       Registrant's telephone number, including area code: (817) 332-6020
                                                           --------------


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ITEM 5.  OTHER EVENTS

     On April 1, 1997, the Company announced its financial results for 1996.  A copy of the information release is filed as Exhibit 10.1 to this Current Report
                                            ------------
on Form 8-K.  In the information release the Company also addresses:  the financing commitment it has received for a new $30 million revolving credit facility; its proposed acquisition of Tran-Star, Inc.; and the Company's expectations for the first quarter of 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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
 Exhibit
 Number                  Description
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
10.1       Information Release dated April 1, 1997.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERITRUCK DISTRIBUTION CORP.


Dated:  April 8, 1997                  By: /s/ Kenneth H. Evans, Jr.
                                           -------------------------------------
                                           Kenneth H. Evans, Jr., Executive Vice
                                           President and Chief Financial Officer